UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019

NiSource Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B

Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share

	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 7, 2019, NiSource Inc. (the “Company”) and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters, entered into a Terms Agreement with respect to the offering and sale of $750,000,000 aggregate principal amount of NiSource’s 2.950% Notes due 2029 (the “Notes”) under the Company’s Registration Statement on Form S-3, as amended (File No. 333-214360, the “Registration Statement”). The Terms Agreement incorporates by reference an Underwriting Agreement dated November 30, 2017 of the Company (as filed with the Securities and Exchange Commission on November 30, 2017). The sale closed on August 12, 2019. The Notes were issued pursuant to an Indenture dated as of November 14, 2000 among the Company, as successor to NiSource Finance Corp., and The Bank of New York Mellon (as successor in interest to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as trustee (as filed with the Securities and Exchange Commission on November 17, 2000).

A copy of the form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Form of 2.950% Notes due 2029

5.1	Opinion of Sidley Austin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: August 12, 2019	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer